EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350
Section 906 of the Sarbanes-Oxley Act of 2002

I, Hillel Moerman, Chief Financial Officer and Chief Accounting Officer (Principal Financial and Accounting Officer) of American Property Investors, Inc., the General Partner of American Real Estate Partners, L.P. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Registrant’s annual report on Form 10-K/A (Amendment No. 1) for the period ended December 31, 2006 (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Hillel Moerman

Hillel Moerman
Chief Financial Officer and Chief Accounting Officer
of American Property Investors, Inc.
(Principal Financial and Accounting Officer),
the General Partner of
American Real Estate Partners, L.P.

Date: March 16, 2007